SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       February 18, 2003

DATATRAK International, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-20699	34-1685364

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6150 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (440) 443-0082

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Press Release, dated February 18, 2003.

99.2 Press Release, dated February 18, 2003.

Item 9.	Regulation FD Disclosure

Pursuant to Regulation FD, DATATRAK International, Inc. is furnishing two press releases that it issued on February 18, 2003. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.

Date:	February 18, 2003	By:	/s/ Terry C. Black Terry C. Black Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release, dated February 18, 2003.

99.2	Press Release, dated February 18, 2003.

E-1